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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-75378 of Calavo Growers, Inc. on Form S-8 of our report dated January 22, 2004 appearing in this Annual Report on Form 10-K of Calavo Growers, Inc. for the year ended October 31, 2003.

/s/ Deloitte & Touche LLP
Costa Mesa, California
January 22, 2004